UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/28/2012

Bank of the Carolinas Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  000-52195

North Carolina	20-4989192
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

135 Boxwood Village Drive, Mocksville, North Carolina 27028
(Address of principal executive offices, including zip code)

(336) 751-5755
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 28, 2012, the board of directors of Bank of the Carolinas Corporation (the "Company") designated Megan W. Patton as the Company's principal financial officer and principal accounting officer for purposes of the Securities Exchange Act of 1934. Ms. Patton is vice president and controller of the Company's wholly owned subsidiary, Bank of the Carolinas (the "Bank"). Ms. Patton joined the Bank in May 2008 as assistant vice president and director of internal audit. In January 2010 she became vice president and controller. Prior to joining the Bank, Ms. Patton was a senior tax associate and audit team member with Elliott Davis, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bank of the Carolinas Corporation

Date: March 28, 2012	By:	/s/ Stephen R. Talbert
Stephen R. Talbert
President and Chief Executive Officer